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                                                                    Exhibit 4.13

                             CERTIFICATE OF TRUST OF
                           TRUSTMARK CAPITAL TRUST IV

               THIS Certificate of Trust of Trustmark Capital Trust IV (the "Trust"), dated as of March 14, 2003, is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

               1. Name. The name of the statutory trust formed hereby is Trustmark Capital Trust IV.

               2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration.

               3. Effective Date. This Certificate of Trust shall be effective upon filing.

               IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                   WILMINGTON TRUST COMPANY, as
                                   Delaware Trustee

                                   By: /s/ Mary St. Amand
                                      --------------------------------
                                   Name:  Mary St. Amand
                                   Title: AVP


                                   WILMINGTON TRUST COMPANY, as
                                   Property Trustee


                                   By: /s/ Mary St. Amand
                                      --------------------------------
                                   Name:  Mary St. Amand
                                   Title: AVP

                                   /S/ Richard Hickson
                                   -----------------------------
                                   Richard Hickson, as Administrative Trustee

                                   /s/ Zach Wasson
                                   -----------------------------
                                   Zach Wasson, as Administrative Trustee

                                   /s/ T. Harris Collier III
                                   -----------------------------
                                   T. Harris Collier III, as Administrative
                                   Trustee